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                                                           Exhibit 23(a)








                         Independent Auditors' Consent

The Board of Directors
First Banks America, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



/s/KPMG Peat Marwick LLP
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St. Louis, Missouri
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October 15, 1997